Trade and other receivables	12 Months Ended
Dec. 31, 2021
Trade and other receivables.
Trade and other receivables

10.Trade and other receivables

The trade and other receivables are composed of receivables which are detailed below:

	At December 31,
(in thousands of $)	2021	2020	2019
Trade receivable	$28,058	$287	$25,367
Interest receivable	1,325	993	2,338
Other receivable	8,838	5,698	3,880
Total trade and other receivables	$38,221	$6,978	$31,585

The carrying amounts of trade and other receivables approximate their respective fair values. On December 31, 2021, we did not have any provision for expected credit losses.

Please also refer to note 26 for more information on the financial risk management.